Exhibit 10.2

WAIVER TO

INTERNATIONAL LETTER OF CREDIT AGREEMENT

THIS WAIVER TO INTERNATIONAL LETTER OF CREDIT AGREEMENT is dated as of the 15th day of March, 2013 (this “Waiver”), and entered into among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Borrower”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company (the “Guarantor”), and WELLS FARGO BANK, N.A., successor by merger to WELLS FARGO HSBC TRADE BANK, N.A. (the “Bank”).

BACKGROUND:

A. The Borrower, the Guarantor and the Bank entered into an International Letter of Credit Agreement, dated as of September 29, 2006 (as amended through the date hereof, the “Agreement”). Unless specifically defined below, capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.

B. The Borrower has requested that the Bank waive (i) an Event of Default under Section 10.1(c)(i) of the Agreement due to the failure of the Borrower to maintain a Consolidated Fixed Charge Coverage Ratio greater than 1.25 to 1.00 as of the last day of the fiscal quarter ended December 31, 2012 in accordance with Section 9.5(b) of the Agreement; (ii) any Default or Event of Default that may have occurred under Section 10.1(b) resulting from a representation, warranty, certification or statement being incorrect or misleading when made due to the re-statement of earnings and results of operations for the fiscal quarters ended June 30, 2012 and September 30, 2012 as have been disclosed to the Bank and Ex-Im Bank prior to the date hereof and any related delivery of financial statements, Compliance Certificates or other certificates, or due to any certification as to the absence of a Default or any Event of Default being untrue due to any of the Defaults or Events of Default described herein; and (iii) any Default or Event of Default under Section 10.1(c)(i) of the Agreement due to the failure of the Borrower to notify the Bank in writing of the occurrence of any of the Defaults or Events of Default described herein (hereinafter, collectively, referred to as the “Specified Defaults”);

C. The Bank has agreed to waive the Specified Defaults, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantor and the Bank covenant and agree as follows:

SECTION 1. WAIVER. Subject to the satisfaction of the conditions set forth in Section 3 of this Waiver, the Bank hereby waives the Specified Defaults.

SECTION 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) (i) the Borrower has all requisite power and authority to execute and deliver this Waiver, (ii) this Waiver has been duly executed and delivered by the Borrower, and (iii) this Waiver and the Agreement constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as limited by Debtor Laws;

(b) after giving effect to this Waiver, there exists no Event of Default or Default under the Agreement;

(c) after giving effect to this Waiver, the representations and warranties set forth in the Agreement and the other International Loan Documents are true and correct in all material respects on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(d) the Agreement and the other International Loan Documents remain in full force and effect; and

(e) neither the execution, delivery and performance of this Waiver or the Agreement nor the consummation of any transactions contemplated herein or therein, will (i) contravene the terms of the Organization Documents of the Borrower, (ii) violate any Governmental Requirement or (iii) conflict with any Obligation to which the Borrower is a party; except in the case of clauses (ii) and (iii) to the extent that such conflict could not reasonably be expected to have a Material Adverse Effect.

SECTION 3. CONDITIONS TO EFFECTIVENESS. All provisions of this Waiver shall be effective upon receipt by the Bank of this Waiver duly executed by the Borrower, the Guarantor and the Bank.

SECTION 4. ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTOR. Guarantor hereby (i) consents to the terms and execution hereof; (ii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iii) acknowledges that the Bank may amend, restate, extend, renew or otherwise modify the Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the Guarantor and without impairing the liability of the Guarantor under its Guaranty for all of the Borrower’s present and future indebtedness to the Bank.

SECTION 5. REFERENCE TO THE AGREEMENT.

(a) Upon the effectiveness of this Waiver, each reference in the Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Agreement, as affected hereby.

(b) The Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Bank in connection with the preparation, reproduction, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder (including the reasonable fees, charges and disbursements of counsel with respect thereto).

SECTION 7. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Waiver, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Bank (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

SECTION 8. HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

SECTION 9. ENTIRE AGREEMENT. THIS WAIVER AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

SECTION 10. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 11. WAIVERS OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS WAIVER OR INTERNATIONAL LOAN DOCUMENTS, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS WAIVER OR ANY INTERNATIONAL LOAN DOCUMENT AND AGREE THAT ANY ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Waiver is executed as of the date first set forth above.

BORROWER:

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ William S. Steckel
William S. Steckel
Senior Vice President and Chief Financial Officer

GUARANTOR:

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ William S. Steckel
William S. Steckel
Senior Vice President and Chief Financial Officer

BANK:

WELLS FARGO BANK, N.A.

By:	/s/ Sushim R. Shah
Sushim R. Shah
Vice President and
Senior Relationship Manager

Signature Page to Waiver to International Letter of Credit Agreement